Fees Summary	Nov. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 835,000.00
Previously Paid Amount	0.00
Total Fee Amount	115.31
Total Offset Amount	0.00
Net Fee	$ 115.31
Final Prospectus	false